UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021 (December 8, 2021)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant;

Clearday, Inc., a Delaware corporation (“Clearday” or the “Company”), on December 10, 2021, engaged Turner, Stone & Company, L.L.P. (“Turner Stone”) as our independent registered public accounting firm for 2022 to audit our financial statements for 2021. This appointment has been approved by our Audit Committee and our Board of Directors.

During our two most recent fiscal years, and any subsequent interim period prior to engaging Turner Stone, we (or someone on our behalf) have not consulted Turner Stone with respect to either (1) application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K); nor has Turner Stone been consulted by us regarding any such issues.

We have requested that Turner Stone review the disclosures set forth above before this Current Report on Form 8-K (this “Report”) has been filed and have provided Turner Stone the opportunity to furnish to us a letter addressed to the Commission containing any new information, clarification of the registrant’s expression of its views, or the respects in which it does not agree with the statements made by us in response to 17 CFR § 229.304(a). No such letter has been provided by Turner Stone.

We have previously reported the resignation of Friedman LLP (the “Former Accountant”) as our independent registered public accounting firm on a Current Report on Form 8-K filed on December 3, 2021. We have provided the Former Accountant with a copy of the disclosures made in this Report not later than the date that this Report has been filed. In connection with such event, the Former Accountant furnish us a letter addressed to the Commission stating whether it agrees with the statements made by us in response to 17 CFR § 229.304(a), which letter was attached as Exhibit 16.1 to such Current Report on Form 8-K.

There are no reportable events or disclosures that are required by the Company with respect to the matters referenced in paragraph (b) of 17 CFR § 229.304.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 8, 2021, we appointed John R. Bergeron, CPA as our Executive Vice President and Chief Financial Officer. In such capacity, Mr. Bergeron will be our principal financial officer and principal accounting officer.

Mr. Bergeron will serve as our Executive Vice President and Chief Financial Officer, effective December 8, 2021. He has provided consulting services to us during November and December, 2021. Mr. Bergeron is also the Chief Financial Officer of Spine Injury Solutions, Inc., since October 2011 and one of their directors since July 2010. From May 2008 through September 2014, he served as President of Jolpeg Inc., a private firm that consults on financial matters in service industries. From May 2002 until May 2008, Mr. Bergeron served as Divisional Controller of Able Manufacturing, a division of NCI Group, Inc, where his responsibilities included financial reporting, budgeting and Sarbanes-Oxley Act compliance. Prior to that, Mr. Bergeron worked as controller of different internet companies and as an accounting manager for several other private firms. He has also worked as an auditor for Arthur Andersen. Mr. Bergeron has more than thirty years’ experience in financial management and corporate development of manufacturing and service industry companies. He has extensive experience in financial reporting of public companies, risk management, business process re-engineering, and structuring and implementing accounting procedures and internal control programs for Sarbanes-Oxley Act compliance. Mr. Bergeron is a Certified Public Accountant. He received a Bachelor of Business Administration in Accounting from Lamar University in 1979. He is also currently the President of the Montgomery County MUD #83. Mr. Bergeron is 65 yeas old and there is no family relationship between Mr. Bergeron and any other director, executive officer or person currently nominated by or serving with the Company to become a director or executive officer.

Mr. Bergeron does not have a written employment agreement. Until any such agreement is entered, Mr. Bergeron will be employed, as the other executive officers of the Company, under the Company’s general employment policies. He will receive cash compensation of $165,000 per annum ($130,000 for the first 60 days or until the separation of employment of Mr. T. Randall Hawkins, as described further below) with cash bonuses and other compensation as determined by our Compensation Committee from time to time.

In connection with Mr. Bergeron’s appointment, on December 8, 2021, we provided a notice to separate the employment of T. Randall Hawkins as our Executive Vice President. Mr. Hawkins will continue in our employ during a period of up to 60 days in accordance with the terms of his employment agreement.

A press release regarding the appointment of Mr. Bergeron as our Executive Vice President and Chief Financial Officer was made on December 14, 2021, a copy of which is attached as Exhibit 99.1 to this Report.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

(d) Exhibits.

No.	Description

16.1	Letter dated December 3, 2021from Friedman LLP to the SEC (filed as exhibit 16.1 to the Current Report on Form 8-K filed on December 3, 2021).
99.1	Press Release regarding the Appointment of John R. Bergeron as CFO (December 14, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
Dated: December 14, 2021	Title:	Chief Executive Officer